SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-B

(Exact name of registrant as specified in its charter)


          CALIFORNIA                    333-11095                 36-7196220
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
 of Incorporation)                           Number)          Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division-9th floor
1 N. State Street, Chicago IL
                                                      60670-0126
                                                                      (Zip Code)



Registrant's telephone number, including area code:      312/407-1902

Item 5.Other Events

       On behalf of Countrywide Home Equity Loan Trust 1997-B, a Trust created pursuant to the Pooling Agreement, dated May 23, 1997, by The
       First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due June 15, 2022.

       A.   Monthly Report Information:
            Aggregate distribution information for the current distribution date September 15, 1997.

               Principal              Interest     Ending Balance

       Cede & Co $1,573,869.20         $812,985.72     $160,301,543.79

       B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

       C.   Have any deficiencies occurred?  NO.
               Date:
               Amount:

       D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
               Amount:

       E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

       F.   Item 1:  Legal Proceedings:  NONE

       G.   Item 2:  Changes in Securities:  NONE

       H.   Item 4:  Submission of Matters to a Vote of Security Holders: NONE

       I.   Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
            NOT APPLICABLE



Item 7.Monthly Statements and Exhibits
       Exhibit No.
       1.   Monthly Statement to Certificateholders dated September 15, 1997


                 Statement to Certificateholders (Page 1 of 2)


                 Distribution Date:              8/15/97          9/15/97

                          INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000 ORIGINAL PRINCIPAL AMOUNT)

                 A.       INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


                          Investor Certificate Interest Distributed
5.045844         4.996839
                 Investor Certificate Interest Shortfall Distributed
                 0.000000          0.000000
                Remaining Unpaid Investor Certificate Interest Shortfall
                          0.000000         0.000000

                          Managed Amortization Period ? (Yes=1; No=0)
                 1        1
                          Investors Certificate Principal Distributed
         5.068144         9.673443
                            Principal Distribution Amount       5.068144
         9.673443
                               Maximum Principal Payment        36.322643
         34.735690
                               Alternative Principal Payment
5.068144         9.673443
                          Principal Collections less Additional Balances
                 5.068144          9.673443
                            Investor Loss Amount Distributed to Investors
                 0.000000          0.000000
                            Accelerated Principal Distribution Amount
         0.000000         0.000000
                            Credit Enhancement Draw Amount
0.00     0.00

               Total Amount Distributed to Certificateholders (P & I)
                          10.113988        14.670282

                 B.       INVESTOR CERTIFICATE PRINCIPAL BALANCE


                          Beginning Investor Certificate Balance
"162,700,000.00 "         "161,875,412.99 "
                          Ending Investor Certificate Balance
"161,875,412.99 "         "160,301,543.79 "
                          Beginning Invested Amount
"162,700,000.00 "         "161,875,412.99 "
                          Ending Invested Amount           "161,875,412.99"
    "160,301,543.79 "
               Investor Certificateholder Floating Allocation Percentage
                          97.1989%         97.1850%
                          Pool Factor            0.9949319         0.9852584
                          Liquidation Loss Amount for Liquidated Loans
                 0.00     0.00
                          Unreimbursed Liquidation Loss Amount
         0.00    0.00


                 C.       POOL INFORMATION
                          Beginning Pool Balance        "167,388,731.80"
        "166,564,144.79 "
                          Ending Pool Balance            "166,564,144.79"
        "164,990,275.59 "
                          Servicer Removals form the Trust (Section 2.06)
                 0.00     0.00
                          Servicing Fee        "69,745.30 "     "69,401.73"

                 D.       INVESTOR CERTIFICATE RATE


                          Investor Certificate Rate            5.859690%
5.832340%
                          LIBOR Rate                           5.679690%
5.652340%
                          Maximum Rate                         7.471205%
9.166658%

                 E.       DELINQUENCY & REO STATUS


                          Delinquent 30-59 days
                              No. of Accounts              2        6
                             Trust Balances             "117,534.00 "
"120,974.19 "
                          Delinquent 60-89 days
                              No. of Accounts                   1        1
                             Trust Balances                 "26,200.00 "
  "11,300.00
"
                          Delinquent 90+ days
                              No. of Accounts                 0        0
                             Trust Balances                 0.00     0.00
                          Delinquent 9+ Months
                              No. of Accounts                0        0
                             Trust Balances                  0        0
                          REO
                              No. of Accounts                0        0
                             Trust Balances                 0.00     0.00



                 Statement to Certificateholders (Page 2 of 2)


                 Distribution Date:                 8/15/97          9/15/97

             "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
                          "this 9th day of September, 1997"


                Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
                                 as Servicer

                                 _______________________________________


                                  Sam Ilagan
                                  Vice President







  Distribution List:





Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans



 Judy Tan - Morgan Stanley
Richard Marron -Countrywide Home Loans





 Dave Walker - Countrywide Home Loans






              SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-B



                                    By  _______________________________________
                                       Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: September 30, 1997